                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

        Date of report (Date of earliest event reported): February 25, 2000


                             CV THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                0-21643                    43-1570294
(State of jurisdiction) (Commission File No.) (IRS Employer Identification No.)


                               3172 Porter Drive
                              Palo Alto, CA 94304
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code:  (650) 812-0585

Item 5.   OTHER EVENTS

          On February 25, 2000, CV Therapeutics, Inc. announced its intention to issue $125 million aggregate principal amount of convertible subordinated notes ($143.8 million if the over-allotment option is exercised in full). A press release relating to the issuance is attached hereto as Exhibit 99.1.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)   Exhibits

                99.1     Press Release dated February 25, 2000


                                       2.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CV THERAPEUTICS, INC.



Dated:  February 25, 2000               By:  /s/ Daniel K. Spiegelman
                                           -----------------------------------
                                             Daniel K. Spiegelman
                                             Senior Vice President, Chief
                                             Financial Officer



                                       3.

                                 EXHIBIT INDEX


Exhibit
Number          Description
------          -----------


99.1 Press Release titled "CV Therapeutics Announces Proposed Issuance of Convertible Subordinated Notes" dated February 25, 2000.


                                       4.